CUMULUS MEDIA Reports Operating Results for the Third Quarter 2020

ATLANTA, GA — November 5, 2020: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” "CUMULUS MEDIA," “we,” “us,” or “our”) today announced operating results for the three and nine months ended September 30, 2020.

Mary G. Berner, President and Chief Executive Officer of CUMULUS MEDIA, said, "In the third quarter, the Company continued to focus on maximizing revenue performance, executing meaningful expense reductions, protecting cash through efficient working capital management and strengthening our balance sheet. Despite the extraordinary challenges of operating through a pandemic, we have reduced debt by $269 million and increased cash by $316 million since emerging from bankruptcy(1) in 2018 (a net debt reduction of more than $585 million or 46%.) We believe that these actions, along with record-setting political revenues, will allow us to navigate through and emerge from the COVID-19 crisis with considerable ability to support our growth initiatives and capitalize on strategic and operating opportunities in 2021 and beyond."

Third Quarter 2020 Key Highlights:

•Grew revenue sequentially each month, with total September revenues up 35% over June
◦Improved spot revenue performance each month, both in total and excluding political
◦Achieved continued digital revenue growth, led by podcasting growth of nearly 50% year-over-year
◦Realized record-setting political revenue of $5.8 million

•Generated positive cash from operations, driven by tight expense and working capital management
◦Realized over $25 million of fixed cost expense reductions in Q3 year-over-year
◦Continue to anticipate total reductions of more than $85 million in 2020
◦Improved EBITDA performance each month

•Continued to strengthen the Company’s balance sheet and financial flexibility
◦Finished with $353.7 million of cash – excluding M&A, cash increased by $3.5 million from June 30, 2020
◦Completed initial closing of previously announced tower portfolio monetization for net proceeds of $202.3 million
◦Paid down $49.0 million of term loan at transaction closing and $47.2 million of senior secured bonds on November 3rd

Operating Summary (dollars in thousands, except percentages and per share data):

For the three months ended September 30, 2020, the Company reported net revenue of $196.4 million, a decrease of 30.1% from the three months ended September 30, 2019, net loss of $15.8 million and Adjusted EBITDA of $20.3 million.

For the three months ended September 30, 2020, the Company reported same station net revenue of $196.4 million, a decrease of 29.4% from the three months ended September 30, 2019, and same station Adjusted EBITDA of $20.4 million.

For the nine months ended September 30, 2020, the Company reported net revenue of $570.3 million, a decrease of 31.1% from the nine months ended September 30, 2019, net loss of $59.5 million and Adjusted EBITDA of $41.7 million.

For the nine months ended September 30, 2020, the Company reported same station net revenue of $568.9 million, a decrease of 29.5% from the nine months ended September 30, 2019, and same station Adjusted EBITDA of $42.6 million, a decrease of 73.8% from the nine months ended September 30, 2019.

As Reported	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	% Change
Net revenue	$196,385	$280,808	(30.1)%
Net (loss) income	$(15,803)	$16,323	N/A
Adjusted EBITDA (2)	$20,331	$58,707	(65.4)%
Basic (loss) income per share	$(0.78)	$0.81	N/A
Diluted (loss) income per share	$(0.78)	$0.81	N/A

Same Station (3)	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	% Change
Net revenue	$196,390	$278,266	(29.4)%
Adjusted EBITDA (2)	$20,404	$60,264	(66.1)%

As Reported	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019	% Change
Net revenue	$570,321	$827,977	(31.1)%
Net (loss) income	$(59,470)	$59,635	N/A
Adjusted EBITDA (2)	$41,681	$162,325	(74.3)%
Basic (loss) income per share	$(2.93)	$2.96	N/A
Diluted (loss) income per share	$(2.93)	$2.95	N/A

Same Station (3)	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019	% Change
Net revenue	$568,875	$806,777	(29.5)%
Adjusted EBITDA (2)	$42,559	$162,530	(73.8)%

Revenue Detail Summary (dollars in thousands):

As Reported	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	% Change
Broadcast radio revenue:
Spot	$108,734	$161,211	(32.6)%
Network	52,767	78,404	(32.7)%
Total broadcast radio revenue	161,501	239,615	(32.6)%
Digital	19,946	19,935	0.1%
Other	14,938	21,258	(29.7)%
Net revenue	$196,385	$280,808	(30.1)%

Same Station (3)	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	% Change
Broadcast radio revenue:
Spot	$108,738	$159,442	(31.8)%
Network	52,767	78,404	(32.7)%
Total broadcast radio revenue	161,505	237,846	(32.1)%
Digital	19,946	19,556	2.0%
Other	14,939	20,864	(28.4)%
Net revenue	$196,390	$278,266	(29.4)%

As Reported	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019	% Change
Broadcast radio revenue:
Spot	$303,113	$463,900	(34.7)%
Network	160,217	236,446	(32.2)%
Total broadcast radio revenue	463,330	700,346	(33.8)%
Digital	62,173	56,984	9.1%
Other	44,818	70,647	(36.6)%
Net revenue	$570,321	$827,977	(31.1)%

Same Station (3)	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019	% Change
Broadcast radio revenue:
Spot	$302,018	$449,006	(32.7)%
Network	160,217	235,205	(31.9)%
Total broadcast radio revenue	462,235	684,211	(32.4)%
Digital	62,102	55,259	12.4%
Other	44,538	67,307	(33.8)%
Net revenue	$568,875	$806,777	(29.5)%

Balance Sheet Summary (dollars in thousands):

	September 30, 2020	December 31, 2019
Cash and cash equivalents	$353,722	$15,142
Term loan due 2026 (4)	$470,724	$523,688
6.75% Senior notes (4)	$500,000	$500,000
2020 Revolving credit facility	$60,000	$—

	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Capital expenditures	$9,559	$17,399

(1)As of June 30, 2018.
(2)Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measures.”
(3)Adjusted for all merger and acquisition activity occurring in 2019 and 2020 as if such activity had occurred as of January 1, 2019. Same Station financial measures are not financial measures calculated or presented in accordance with GAAP. For additional information, see “Non-GAAP Financial Measures.”
(4)Excludes unamortized debt issuance costs.

Earnings Conference Call Details
The Company will host a conference call today at 8:30 AM EST to discuss its third quarter operating results. A link to the webcast of the conference call will be available on the investor section of the Company’s website (www.cumulusmedia.com/investors/). The conference call dial-in number for domestic callers is 833-614-1549 and international callers should dial 914-987-7288 for call access. If prompted, the conference ID number is 8478237. Please call five to ten minutes in advance to ensure that you are connected prior to the call.

The conference call will also be broadcast live in listen-only mode through a link on the Company’s investor relations website at www.cumulusmedia.com/investors. This link can also be used to access a recording of the call, which will be available shortly following its completion.

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties related to the implementation of our strategic operating plans, the evolving and uncertain nature of the COVID-19 pandemic and its impact on the Company, the media industry, and the economy in general and other risk factors described from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. CUMULUS MEDIA assumes no responsibility to update any forward-looking statements, which are based upon expectations as of the date hereof, as a result of new information, future events or otherwise.

About CUMULUS MEDIA
CUMULUS MEDIA (NASDAQ: CMLS) is a leading audio-first media and entertainment company delivering premium content to over a quarter billion people every month - wherever and whenever they want it. CUMULUS MEDIA engages listeners with high-quality local programming through 422 owned-and-operated stations across 87 markets; delivers nationally-syndicated sports, news, talk, and entertainment programming from iconic brands including the NFL, the Masters, the Olympics, the Academy of Country Music Awards, and many other world-class partners across nearly 8,000 affiliated stations through Westwood One, the largest audio network in America; and inspires listeners through its rapidly growing network of original podcasts that are smart, entertaining and thought-provoking. CUMULUS MEDIA provides advertisers with personal connections, local impact and national reach through on-air and on-demand digital, mobile, social, and voice-activated platforms, as well as integrated digital marketing services, powerful influencers, full-service audio solutions, industry-leading research and insights, and live event experiences. CUMULUS MEDIA is the only audio media company to provide marketers with local and national advertising performance guarantees. For more information visit www.cumulusmedia.com.

Non-GAAP Financial Measures

From time to time, we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Consolidated adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") is the financial metric by which management and the chief operating decision maker allocate resources of the Company and analyze the performance of the Company as a whole. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and the funding of our non-operating expenses including debt service and acquisitions.

In determining Adjusted EBITDA, the Company excludes the following from net income: interest, taxes, depreciation, amortization, stock-based compensation expense, gain or loss on the exchange, sale or disposal of any assets or stations, early extinguishment of debt, local marketing agreement fees, expenses relating to acquisitions, divestitures, restructuring costs, reorganization items and non-cash impairments of assets, if any.

Because of the significant effect that the Company’s material station acquisitions and dispositions have had on our results of operations, the Company also presents certain financial information herein on a “Same Station” basis, both with and excluding the effect of political advertising in order to address the cyclical nature of the two-year election cycle. Same Station metrics are adjusted for material station acquisitions and dispositions as if these acquisitions and dispositions had occurred as of the beginning of the comparable period in the prior year, as indicated. Same station financial measures excluding the impact of political advertising are further adjusted to exclude the impact of political advertising in the comparable periods.
Management believes that Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, although not measures that are calculated in accordance with GAAP, are commonly employed by the investment community as measures for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, are routinely utilized to evaluate and negotiate the potential purchase price for media companies. Given the relevance to our overall value, management believes that investors consider the metrics to be extremely useful.
The Company presents the non-GAAP financial measure "net debt" which is total debt less cash and cash equivalents. Management believes that net debt is an important measure to monitor leverage and evaluate the balance sheet. We refer to Adjusted EBITDA, Same Station financial measures, with and excluding the impact of political advertising, and net debt as the "Non-GAAP Financial Measures".
Non-GAAP Financial Measures should not be considered in isolation or as a substitute for net income, net revenue, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Non-GAAP Financial Measures may be defined or calculated differently by other companies and, therefore, comparability may be limited.

For further information, please contact:
Cumulus Media Inc.
Investor Relations Department
IR@cumulus.com
404-260-6600

Supplemental Financial Data and Reconciliations

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net revenue	$196,385	$280,808	$570,321	$827,977
Operating expenses:
Content costs	82,014	98,335	236,304	295,931
Selling, general & administrative expenses	86,323	115,289	269,856	344,609
Depreciation and amortization	13,151	11,885	39,063	40,020
Local marketing agreement fees	984	902	3,037	2,383
Corporate expenses	7,897	8,649	23,069	25,726
Stock-based compensation expense	861	1,492	2,565	3,806
Restructuring costs	8,168	1,764	13,431	17,565
Loss (gain) on sale of assets or stations	1,930	(8,188)	7,513	(55,912)
Impairment of assets held for sale	—	5,000	—	5,000
Impairment of intangible assets	—	—	4,509	—
Total operating expenses	201,328	235,128	599,347	679,128
Operating (loss) income	(4,943)	45,680	(29,026)	148,849
Non-operating expense:
Interest expense	(15,930)	(22,754)	(48,977)	(66,101)
Interest income	1	9	6	21
Gain on early extinguishment of debt	—	—	—	381
Other (expense) income, net	(13)	18	(76)	(44)
Total non-operating expense, net	(15,942)	(22,727)	(49,047)	(65,743)
(Loss) income before income taxes	(20,885)	22,953	(78,073)	83,106
Income tax benefit (expense)	5,082	(6,630)	18,603	(23,471)
Net (loss) income	$(15,803)	$16,323	$(59,470)	$59,635

The following tables reconcile net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the periods presented herein (dollars in thousands):

As Reported	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019
GAAP net (loss) income	$(15,803)	$16,323
Income tax (benefit) expense	(5,082)	6,630
Non-operating expense, including net interest expense	15,942	22,727
Local marketing agreement fees	984	902
Depreciation and amortization	13,151	11,885
Stock-based compensation expense	861	1,492
Loss (gain) on sale of assets or stations	1,930	(8,188)
Impairment of asset held for sale	—	5,000
Restructuring costs	8,168	1,764
Franchise taxes	180	172
Adjusted EBITDA	$20,331	$58,707

Same Station (3)	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019
Net (loss) income	$(15,667)	$17,880
Income tax (benefit) expense	(5,082)	6,630
Non-operating expense, including net interest expense	15,942	22,727
Local marketing agreement fees	984	902
Depreciation and amortization	13,138	11,885
Stock-based compensation expense	861	1,492
Loss on sale of assets or stations	1,880	(8,188)
Impairment of asset held for sale	—	5,000
Restructuring costs	8,168	1,764
Franchise taxes	180	172
Adjusted EBITDA	$20,404	$60,264

As Reported	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
GAAP net (loss) income	$(59,470)	$59,635
Income tax (benefit) expense	(18,603)	23,471
Non-operating expense, including net interest expense	49,047	66,124
Local marketing agreement fees	3,037	2,383
Depreciation and amortization	39,063	40,020
Stock-based compensation expense	2,565	3,806
Loss (gain) on sale of assets or stations	7,513	(55,912)
Impairment of asset held for sale	—	5,000
Impairment of intangible assets	4,509	—
Restructuring costs	13,431	17,565
Franchise taxes	589	614
Gain on early extinguishment of debt	—	(381)
Adjusted EBITDA	$41,681	$162,325

Same Station (3)	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
Net (loss) income	$(57,373)	$59,840
Income tax (benefit) expense	(18,603)	23,471
Non-operating expense, including net interest expense	49,047	66,124
Local marketing agreement fees	3,037	2,383
Depreciation and amortization	39,013	40,020
Stock-based compensation expense	2,565	3,806
Loss (gain) on sale of assets or stations	6,433	(55,912)
Impairment of asset held for sale	—	5,000
Impairment of intangible assets	4,509	—
Restructuring costs	13,342	17,565
Franchise taxes	589	614
Gain on early extinguishment of debt	—	(381)
Adjusted EBITDA	$42,559	$162,530

The following tables reconcile as reported net revenue and as reported Adjusted EBITDA to same station net revenue and same station Adjusted EBITDA, both including and excluding the impact of political, for the periods presented herein (dollars in thousands):

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019
As reported net revenue	$196,385	$280,808
Station dispositions and swaps	5	(2,542)
Same station net revenue	$196,390	$278,266
Political revenue	(5,842)	(1,699)
Same station net revenue, excluding impact of political revenue	$190,548	$276,567

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019
As reported Adjusted EBITDA	$20,331	$58,707
Station dispositions and swaps	73	1,557
Same station Adjusted EBITDA	$20,404	$60,264
Political EBITDA	(5,258)	(1,529)
Same station Adjusted EBITDA, excluding impact of political EBITDA	$15,146	$58,735

	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
As reported net revenue	$570,321	$827,977
Station dispositions and swaps	(1,446)	(21,200)
Same station net revenue	$568,875	$806,777
Political revenue	(11,951)	(3,392)
Same station net revenue, excluding impact of political revenue	$556,924	$803,385

	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019
As reported Adjusted EBITDA	$41,681	$162,325
Station dispositions and swaps	878	205
Same station Adjusted EBITDA	$42,559	$162,530
Political EBITDA	(10,756)	(3,053)
Same station Adjusted EBITDA, excluding impact of political EBITDA	$31,803	$159,477